Exhibit 99.1


                 [Corridor Contract Administration Agreement]

                  CORRIDOR CONTRACT ADMINISTRATION AGREEMENT

            This CORRIDOR CONTRACT ADMINISTRATION AGREEMENT, dated as of September 28, 2006 (this "Agreement"), among THE BANK OF NEW YORK ("BNY"), as corridor contract administrator (in such capacity, the "Corridor Contract Administrator") and as trustee under the Pooling and Servicing Agreement referred to below (in such capacity, the "Trustee"), and COUNTRYWIDE HOME LOANS, INC. ("CHL").

            WHEREAS, CHL is a party to an interest rate corridor agreement between CHL and Bear Stearns Financial Products Inc. (the "Counterparty"), with respect to the Class A-1 Certificates, with a Trade Date of September 14, 2006 and reference number of FXNEC8682 (the "Corridor Contract"), a copy of which is attached to this Agreement at Exhibit A;

            WHEREAS, CHL is conveying certain mortgage loans and other related assets to a trust fund (the "Trust Fund") created pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among CWHEQ, Inc., as depositor, CHL, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and the Trustee, with respect to the CWHEQ, Inc., Home Equity Loan Asset-Backed Certificates, Series 2006-S5;

            WHEREAS, simultaneously with the execution and delivery of this Agreement, CHL is assigning all of its rights, and delegating all of its duties and obligations (other than its obligation to pay the Fixed Amount and any fees, if applicable (as defined in the Corridor Contract)), under the Corridor Contract to the Corridor Contract Administrator, pursuant to the Assignment Agreement, dated as of the date hereof (the "Assignment Agreement"), among CHL., as assignor, the Corridor Contract Administrator, as assignee, and the Counterparty;

            WHEREAS, CHL desires that the Net Payments (as defined below) on the Corridor Contract be distributed to the Trustee on behalf of the Trust Fund to be applied for the purposes specified in the Pooling and Servicing Agreement and that the Excess Payments (as defined below) on the Corridor Contract be distributed to CHL;

            WHEREAS, CHL and the Trustee desire to appoint the Corridor Contract Administrator, and the Corridor Contract Administrator desires to accept such appointment, to distribute funds received under the Corridor Contract to the Trustee and to CHL as provided in this Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

            Benefited Certificates: The Class A-1 Certificates.


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            Calculation Period: With respect to the Corridor Contract and any payment made under the Corridor Contract, the related "Calculation Period" as defined in the Corridor Contract.

            Controlling Party: As defined in Section 5.

            Corridor Contract Account: The separate account created and maintained by the Corridor Contract Administrator pursuant to Section 3 with a depository institution in the name of the Corridor Contract Administrator for the benefit of CHL and the Trustee on behalf of the Holders of the Benefited Certificates and designated "The Bank of New York for Countrywide Home Loans, Inc. and certain registered Holders of CWHEQ, Inc., Home Equity Loan Asset-Backed Certificates, Series 2006-S5". Funds in the Corridor Contract Account shall be held for CHL and the Trustee on behalf of the Holders of the Benefited Certificates as set forth in this Agreement.

            Day Count Fraction: With respect to the Corridor Contract and any Distribution Date, the "Floating Rate Day Count Fraction" specified for the Calculation Period related to such Distribution Date in the Corridor Contract.

            Excess Payment: For any Distribution Date, (a) with respect to any payment received by the Corridor Contract Administrator from the Counterparty in respect of the Corridor Contract for such Distribution Date (other than any payment in respect of an early termination of the Corridor Contract), an amount equal to the excess, if any, of such payment over the Net Payment for such Distribution Date and (b) with respect to any payment received by the Corridor Contract Administrator from the Counterparty in respect of an early termination of the Corridor Contract received during the period from and including the immediately preceding Distribution Date to and excluding the day immediately preceding the current Distribution Date, an amount equal to the excess, if any, of such payment over the Net Payment in respect of such payment. Notwithstanding the foregoing, in the event that the aggregate Certificate Principal Balance of the Benefited Certificates is reduced to zero prior to the termination of the Corridor Contract, the Excess Payment for any Distribution Date following the Distribution Date on which the aggregate Certificate Principal Balance of the Benefited Certificates is reduced to zero shall be the entire payment received from the Counterparty.

            LIBOR: The "Floating Rate Option" as defined in the Corridor
Contract.

            Net Payment: For any Distribution Date, (a) with respect to any payment received by the Corridor Contract Administrator from the Counterparty in respect of the Corridor Contract for such Distribution Date (other than any payment in respect of an early termination of the Corridor Contract), an amount equal to the product of (i) the excess, if any, of (x) LIBOR, over (y) the related Strike Rate, (ii) the lesser of (x) the related Notional Balance for such Distribution Date and (y) the aggregate Certificate Principal Balance of the Benefited Certificates immediately prior to such Distribution Date and
(iii) the Day Count Fraction, and (b) with respect to any payment received by the Corridor Contract Administrator from the Counterparty in respect of an early termination of the Corridor Contract received during the period from and including the immediately preceding Distribution Date to and excluding the day immediately preceding the current Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is equal to the lesser of
(x) the related Notional Balance for the


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


first Distribution Date on or after the early termination of the Corridor Contract and (y) the aggregate Certificate Principal Balance of the Benefited Certificates immediately prior to the first Distribution Date on or after the early termination of the Corridor Contract, and the denominator of which is equal to the related Notional Balance for the first Distribution Date on or after the early termination of the Corridor Contract and (ii) the amount of such payment received in respect of such early termination. Notwithstanding the foregoing, in the event that the aggregate Certificate Principal Balance of the Benefited Certificates is reduced to zero prior to the termination of the Corridor Contract, the Net Payment for any Distribution Date following the Distribution Date on which the aggregate Certificate Principal Balance of the Benefited Certificates is reduced to zero shall be $0.

            Notional Balance: With respect to the Corridor Contract and any Distribution Date, the "Notional Amount" specified for the Calculation Period related to such Distribution Date in the Corridor Contract.

            Responsible Officer: When used with respect to the Corridor Contract Administrator, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Corridor Contract Administrator customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Strike Rate: With respect to the Corridor Contract and any Distribution Date, the "Cap Rate" specified for the Calculation Period related to such Distribution Date in the Corridor Contract.

2.    Appointment of Corridor Contract Administrator.

      CHL and the Trustee hereby appoint BNY to serve as Corridor Contract Administrator pursuant to this Agreement. The Corridor Contract Administrator accepts such appointment and acknowledges the transfer and assignment to it of CHL's rights under the Corridor Contract pursuant to the Assignment Agreement. The Corridor Contract Administrator agrees to exercise the rights referred to above for the benefit of CHL and the Trustee on behalf of the Trust Fund and to perform the duties set forth in this Agreement.

3.    Receipt of Funds; Corridor Contract Account.

      The Corridor Contract Administrator hereby agrees to receive, on behalf of CHL and the Trustee on behalf of the Trust Fund, all amounts paid by the Counterparty under the Corridor Contract. The Corridor Contract Administrator shall establish and maintain the Corridor Contract Account into which the Corridor Contract Administrator shall deposit or cause to be deposited on the Business Day of receipt, all amounts payable by the Counterparty under the Corridor Contract. All funds deposited in the Corridor Contract Account shall be held for the benefit of CHL and the Trustee on behalf of the Holders of the Benefited Certificates until withdrawn in accordance with Section 4. The Corridor Contract Account shall be an "Eligible Account" as defined in the Pooling and Servicing Agreement and, if the Trust Fund is terminated pursuant to the Pooling and Servicing Agreement prior to the termination of this Agreement, the


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Corridor Contract Account shall be an account that would otherwise qualify as an "Eligible Account" under the Pooling and Servicing Agreement had the termination of the Trust Fund not occurred.

      Funds in the Corridor Contract Account shall remain uninvested.

      The Corridor Contract Administrator shall give at least 30 days' advance notice to CHL and the Trustee of any proposed change of location of the Corridor Contract Account prior to any change thereof.

4.    Calculations; Distribution of Payments; Delivery of Notices.

      The Corridor Contract Administrator hereby agrees to perform the calculations necessary to distribute payments in accordance with this Section
4. The Corridor Contract Administrator shall perform such calculations based on (x) the aggregate Certificate Principal Balance of the Benefited Certificates provided by the Trustee pursuant to the Pooling and Servicing Agreement and (y) the Notional Balances, Day Count Fractions and values of LIBOR provided by the Counterparty pursuant to the Corridor Contract. The Corridor Contract Administrator shall, absent manifest error, be entitled to rely on information provided by the Trustee and the Counterparty.

      On the Business Day of receipt of any payment from the Counterparty, the Corridor Contract Administrator shall withdraw the amount of such payment from the Corridor Contract Account and distribute such amounts sequentially, as follows:

      (a) first, to the Trustee for deposit into the Carryover Reserve Fund, the applicable Net Payment; and

      (b) second, to CHL, the applicable Excess Payment, in accordance with the following wiring instructions:

            Bank:            Bank of New York
            Account Name:    Countrywide Home Loans
            Account No:      8900038632
            ABA No:          021000018
            REF:             CWHEQ 2006-S5

      The Corridor Contract Administrator shall prepare and deliver any notices required to be delivered under the Corridor Contract.

5.    Control Rights.

      The Controlling Party shall have the right to direct the Corridor Contract Administrator with respect to the exercise of any right under the Corridor Contract (such as the right to designate an Early Termination Date following an Event of Default (each such term as defined in the Corridor Contract). For purposes of this Agreement, the "Controlling Party" shall mean
(i) if the aggregate Certificate Principal Balance of the Benefited Certificates immediately prior to the most recent Distribution Date (or, prior to the first Distribution Date, the original aggregate


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Certificate Principal Balance) is equal to or greater than 50% of the Notional
Balance of the Corridor Contract as of such Distribution Date (or, prior to the first Distribution Date, the original Notional Balance of the Corridor Contract), the Trustee, and (ii) if the aggregate Certificate Principal
Balance of the Benefited Certificates immediately prior to the most recent Distribution Date (or, prior to the first Distribution Date, the original aggregate Certificate Principal Balance) is less than 50% of the Notional Balance of the Corridor Contract as of such Distribution Date (or, prior to the first Distribution Date, the original Notional Balance of the Corridor Contract), CHL.

6. Monitoring of Significance Percentage. With respect to each Distribution Date, the Corridor Contract Administrator shall calculate the "significance percentage" (as defined in Item 1115 of Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss. 229.1100-229.1123) of the Corridor Contract based on the Certificate Principal Balance of the Benefited Certificates for such Distribution Date (after all distributions to be made thereon on such Distribution Date) and based on the methodology provided in writing by or on behalf of CHL no later than the fifth Business Day preceding such Distribution Date. On each Distribution Date, the Corridor Contract Administrator shall provide to CHL a written report (which written report may include similar information with respect to other derivative instruments relating to securitization transactions sponsored by CHL) specifying the "significance percentage" of the Corridor Contract for that Distribution Date. If the "significance percentage" of the Corridor Contract exceeds 7.0% with respect to any Distribution Date, the Corridor Contract Administrator shall make a separate notation thereof in the written report described in the preceding sentence. Such written report may contain such assumptions and disclaimers as are deemed necessary and appropriate by the Corridor Contract Administrator.

7. Representations and Warranties of the Corridor Contract Administrator. The Corridor Contract Administrator represents and warrants as follows:

      (a) BNY is duly organized and validly existing as a banking corporation under the laws of the State of New York and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations as Corridor Contract Administrator under this Agreement.

      (b) The execution, delivery and performance of this Agreement by BNY as Corridor Contract Administrator has been duly authorized by BNY.

      (c) This Agreement has been duly executed and delivered by BNY as Corridor Contract Administrator and is enforceable against BNY in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

8.    Certain Matters Concerning the Corridor Contract Administrator.

      (a) The Corridor Contract Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.


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      (b)   No provision of this Agreement shall be construed to relieve the
            Corridor Contract Administrator from liability for its own grossly negligent action, its own gross negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided that:

            (i) the duties and obligations of the Corridor Contract Administrator shall be determined solely by the express provisions of this Agreement, the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Corridor Contract Administrator and the Corridor Contract Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Corridor Contract Administrator and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (ii) the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Corridor Contract Administrator, unless the Corridor Contract Administrator was grossly negligent or acted in bad faith or with willful misfeasance; and

            (iii) the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Controlling Party, or exercising any power conferred upon the Corridor Contract Administrator under this Agreement.

      (c)   Except as otherwise provided in Sections 8(a) and 8(b):

            (i) the Corridor Contract Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) the Corridor Contract Administrator may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;


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            (iii) the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) the Corridor Contract Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by CHL or the Trustee; provided, however, that if the payment within a reasonable time to the Corridor Contract Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Corridor Contract Administrator not reasonably assured to the Corridor Contract Administrator by CHL and/or the Trustee, the Corridor Contract Administrator may require reasonable indemnity against such expense, or liability from CHL and/or the Trustee, as the case may be, as a condition to taking any such action;

            (v) the Corridor Contract Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

            (vi) the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, with respect to or in connection with errors or omissions contained in the report to be provided pursuant to Section 6 hereof, to the extent such errors or omissions are the result of inaccuracies in the methodology or other information provided to the Corridor Contract Administrator by CHL.

      (d) CHL covenants and agrees to pay or reimburse the Corridor Contract Administrator, upon its request, for all reasonable expenses and disbursements incurred or made by the Corridor Contract Administrator in accordance with any of the provisions of this Agreement except any such expense or disbursement as may arise from its negligence, bad faith or willful misconduct. The Corridor Contract Administrator and any director, officer, employee or agent of the Corridor Contract Administrator shall be indemnified by CHL and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Corridor Contract and the Assignment Agreement, or in connection with the performance of any of the Corridor Contract Administrator's duties hereunder or thereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Corridor Contract Administrator's duties hereunder or thereunder. Such indemnity shall survive the termination of this Agreement or the resignation of the Corridor Contract Administrator hereunder.


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            Notwithstanding anything to the contrary in this Section 8(d), any expenses, disbursements, losses or liabilities of the Corridor Contract Administrator or any director, officer, employee or agent thereof that are made or incurred as a result of any request, order or direction of any NIM Insurer or any of the Certificateholders made to the Trustee as contemplated by Section 8.02(a)(9) of the Pooling and Servicing Agreement and consequently made to the Corridor Contract Administrator by the Trustee shall be payable by the Trustee out of the security or indemnity provided by any NIM Insurer or such Certificateholders pursuant to
            Section 8.02(a)(9) of the Pooling and Servicing Agreement.

      (e) Upon the resignation of BNY as Trustee in accordance with the Pooling and Servicing Agreement, (i) BNY shall resign and be discharged from its duties as Corridor Contract Administrator hereunder and (ii) the Person that succeeds BNY as Trustee shall be appointed as successor Corridor Contract Administrator hereunder upon its execution, acknowledgement and delivery of the instrument accepting such appointment in accordance with Section
            8.08 of the Pooling and Servicing Agreement, whereupon the duties of the Corridor Contract Administrator hereunder shall pass to such Person. In addition, upon the appointment of a successor Trustee under the Pooling and Servicing Agreement, such successor Trustee shall succeed to the rights of the Trustee hereunder.

9.    Miscellaneous.

      (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      (b) Each of BNY and CHL hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Agreement.

      (c) This Agreement shall terminate upon the termination of the Corridor Contract and the disbursement by the Corridor Contract Administrator of all funds received under the Corridor Contract to CHL and the Trustee on behalf of the Holders of the Benefited Certificates.

      (d) This Agreement may be amended, supplemented or modified in writing by the parties hereto.

      (e) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all such counterparts taken together shall be deemed to constitute one and the same instrument.

      (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


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      (g)   The representations and warranties made by the parties to this
            Agreement shall survive the execution and delivery of this Agreement. No act or omission on the part of any party hereto shall constitute a waiver of any such representation or warranty.

      (h) The article and section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning of this Agreement.

                           [SIGNATURE PAGE FOLLOWS]


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            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                  THE BANK OF NEW YORK,
                                  as Corridor Contract Administrator


                                  By: /s/ Michael Corchio
                                      ------------------------------------------
                                  Name:  Michael Corchio
                                  Title: Assistant Treasurer


                                  THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Trustee


                                  By: /s/ Michael Corchio
                                      ------------------------------------------
                                  Name:  Michael Corchio
                                  Title: Assistant Treasurer


                                  COUNTRYWIDE HOME LOANS, INC.

                                  By: /s/ Darren Bigby
                                      ------------------------------------------
                                  Name:  Darren Bigby
                                  Title: Executive Vice President

                                   EXHIBIT A

                               CORRIDOR CONTRACT

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                           383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4069






DATE:                       September 18, 2006

TO:                         Countrywide Home Loans, Inc.
ATTENTION:                 Mr. Jeff Staab
TELEPHONE:                  1-818-225-3279
FACSIMILE:                  1-818-225-4010            PAX: 1-818-225-4038

FROM:                       Derivatives Documentation
TELEPHONE:                  212-272-2711
FACSIMILE:                  212-272-9857

SUBJECT:                    Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:           FXNEC8682

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to eater into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:         Rate Cap

Reference Number: FXNEC8682
Countrywide Home Loans, Inc.
September 18, 2006
Page 2 of 11

     Notional Amount:            With respect to any Calculation period, the
                                 amount set forth for such period in the
                                 Schedule of Notional Amounts and Cap Rates attached hereto.

     Trade Date:                 September 14, 2006

     Effective Date:             September 28, 2006

     Termination Date:           August 25, 2008, subject to adjustment in
                                 accordance with the Business Day Convention.

     Fixed Amount (Premium):

          Fixed Rate Payer:      Counterparty

          Fixed Rate Payer
          Payment Date:          September 18, 2006

          Fixed Amount:          USD 13,000

     Floating Amounts:

          Floating Rate Payer:   BSFP

          Cap Rate:              With respect to any Calculation Period, the
                                 rate set forth for such period in the
                                 Schedule of Notional Amounts and Cap Rates attached hereto.

          Floating Rate Payer
          Period End Dates:      The 25th calendar day of each month during
                                 the Term of this Transaction, commencing
                                 October 25, 2006 and ending on the
                                 Termination Date, subject to adjustment in accordance with the Business Day Convention.

          Floating Rate Payer
          Payment Dates:         Early Payment shall be applicable. One
                                 Business Day preceding each Floating Rate
                                 Payer Period End Date.

          Floating Rate Option:  USD-LIBOR-BBA, provided, however, that if the
                                 Floating Rate determined from such Floating
                                 Rate Option for any Calculation Period is greater than 9.00000% then the Floating Rate for such calculation Period shall be deemed to be 9.00000%.

Reference Number: FXNEC8682
Countrywide Home Loans, Inc.
September 18, 2006
Page 3 of 11


          Designated Maturity:   One month /

          Floating Rate Day
          Count Fraction:        Acrual/36O

          Reset Dates:           The first day of each Calculation Period,

          Compounding:           Inapplicable

              Business Days for payments: New York

              Business Day Convention;    Modified Following

3.    Additional Provisions:     Each party hereto is hereby advised and
                                 acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement

I) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement w11 apply to any Transaction.

2)    Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC8682
Countrywide Home Loans, Inc.
September 18, 2006
Page 4 of 11

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(c) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(3)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)   Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8682
Countrywide Home Loans, Inc.
September 18, 2006
Page 5 of 11



Party required to deliver    Form/Document/               Date by which to
document                     Certificate                  be delivered

BSFP and                     Any document required or     Promptly after the earlier of (i) reasonable
the Counterparty             reasonably requested to      demand by either party or (ii) learning
                             allow the other party to     that such form or document is required
                             make payments under this
                             Agreement without any
                             deduction or withholding
                             for or on the account of
                             any Tax or with such
                             deduction or withholding
                             at a reduced rate

(2) Other documents to be delivered are:

Party required     Form/Document/            Date by which to         Covered by Section 3(d)
to deliver         Certificate               be delivered             Representation
document

BSFP and           Any documents             Upon the execution and   Yes
the Counterparty   required by the           delivery of this
                   receiving party to        Agreement and such
                   evidence the authority    Confirmation
                   of the delivering party
                   or its Credit Support
                   Provider, if any, for
                   it to execute and
                   deliver this Agreement,
                   any Confirmation , and
                   may Credit Support
                   Documents to which it
                   is a party, and to
                   evidence the authority
                   of the delivering party
                   or its Credit Support
                   Provider to perform its
                   obligations under this
                   Agreement, such
                   Confirmation and/or.
                   Credit Support
                   Document, as the case
                   may be


Reference Number: FXNEC8682
Countrywide Home Loans, Inc.
September 18, 2006
Page 6 of 11



Party required     Form/Document/            Date by which to         Covered by Section 3(d)
to deliver         Certificate               be delivered             Representation
document


BSFP and           A certificate of an       Upon the execution       Yes
the Counterparty   authorized officer of the and delivery of this
                   party, as to the          Agreement and such
                   incumbency and            Confirmation
                   authority of the
                   respective officers of the
                   party signing this
                   Agreement, any relevant
                   Credit Support
                   Document, or any
                   Confirmation, as the
                   case may be


6)    Miscellaneous. Miscellaneous


(a) Address for Notices: For the purposes of Section I2(a) of the ISDA Form Master Agreement:


      Address for notices or communications to BSFP:


            Address:      383 Madison Avenue, New York, New York 10179
            Attention:    DPC Manager
            Facsimile:    (212) 272-5823


      with a copy to:


            Address:      One Metrotech Center North, Brooklyn, New York 11201
            Attention:    Derivative Operations - 7th Floor
            Facsimile:    (212) 272-1634


            (For all purposes)


      Address for notices or communications to the Counterparty:


            Address:      4500 Park Granada
                          Mail Stop CH-143
                          Calabasas, CA 91302
            Attention:    Mr. Jeff Staab
            Facsimile:    818-225-3898
            Phone:        818-225-3279

21-Sep-2008 08:37am From-Treasury Dept.        +         T-401  P.007/011 F-138



Reference Number: FXNEC8682
Countrywide Home Loans, Inc.
September 18, 2006
Page 7 of 11


(b) Process Agent. For the purpose of Section I3(c) of the ISDA Form Master Agreement

                  BSFP appoints as its
                  Process Agent:                     Not Applicable

                  The Counterparty appoints as its
                  Process Agent:                     Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither 13SF? nor the Counterparty have any Offices other than as set forth in the Notices Section and 13SFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shell. be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC8682
Countrywide Home Loans, Inc.
September 18, 2006
Page 8 of 11

Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(1) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.
           -----------------------------

                  Each party represents to the other party on each date when it enters into a Transaction that

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

Reference Number: FXNEC8682
Countrywide Home Loans, Inc.
September 18, 2006
Page 9 of 11

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal, It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:   Payments to BSFP:
                               Citibank, N.A., New York
                               ABA Number: 021-0000-89, for the account of Bear, Steams Securities Corp.
                               Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                               Sub-account Number: 102-04654-1-3
                               Attention: Derivatives Department

                               Payments to Counterparty;
                               Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: EXNEC8682
Countrywide Home Loans, Inc.
September 18, 2006
Page 10 of 11



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.


Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.





By:
   -----------------------------
   Name: ANNE MAI EVITZ
   Title: AUTHORIZED SIGNATORY


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


COUNTRYWIDE HOME LOANS, INC.



By:
   -----------------------------
   As authorized agent or officer for Countrywide Home Loans, Inc.
   Name:
   Title:


er

Reference Number: FXNEC8682
Countrywide Home Loans, Inc.
September 18, 2006
Page 11 of 11


                  SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES
  (all such dates subject to adjustment in accordance with the Business Day
                                 Convention)

From and including     To but excluding        Notional Amount        Cap Rate
------------------     ----------------        ---------------        --------
                                                    (USD)
                                                    -----

Effective Date           25-Oct-2006           374,864,000.00          7.9030%
25-Oct-2006              25-Nov-2006           365,097,258.00          6.8690%
25-Nov-2006              25-Dec-2006           354,064,044.00          7,1020%
25-Dec-2006              25-Jan-2007           341,790,684.00          6,8690%
2S-Jan-2007              25-Feb-2007           328,307,047.00          6.8690%
25-Feb-2007              25-Mar-2007           313,648,648.00          7.6160%
25-Mar-2007              25-Apr-2007           297,856,358.00          6.8680%
25-Apr-2007              25-May-2007           280,369,134.00          7.1010%
25-May-2007              25-Jun-2007           261,842,807.00          6.8680%
25-Jun-2007              25-Jul-2007           242,335,575.00          7.1010%
25-Jul-2007              25-Aug-2007           221,909,190.00          6.8680%
25-Aug-2007              25-Sep-2007           200,718,415.00          6.8680%
25-Sep-2007              25-Oct-2007           179,611,537,00          7.1010%
25-Oct-2007              25-Nov-2007           159,069,368.00          6.8680%
25-Nov-2007              25-Dec-2007           139,544,129.00          7.1010%
25-Dec-2007              25-Jan-2008           120,723,753.00          6.8690%
25-Jan-2008              25-Feb-2008           102,426,601.00          6.8690%
25-Feb-2008              25-Mar-2008           84,638,243,00           7.3510%
25-Mar-2008              25-Apr-2008           67,344,646.00           6.8700%
25-Apr-2008              25-May-2008           50,532,160.00           7.1030%
25-May-2008              25-Jun-2008           34,187,513.00           6.8700%
25-Jun-2008              25-Jul-2008           18,297,792.00           7.1030%
25-Jul-2008           Termination Date         2,850,442.00            6.8710%